UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2017

KLA-TENCOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-09992	04-2564110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Technology Drive, Milpitas, California		95035
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 875-3000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.
KLA-Tencor Corporation (the “Company”) held its fiscal year 2017 Annual Meeting of Stockholders (the “2017 Annual Meeting”) on November 1, 2017. Of the 156,897,085 shares of the Company’s common stock outstanding as of September 13, 2017 (the record date), 138,296,657 shares, or 88.1%, were present or represented by proxy at the 2017 Annual Meeting. Four proposals were considered at the 2017 Annual Meeting.
Proposal One. At the 2017 Annual Meeting, the stockholders elected the ten candidates nominated by the Company’s Board of Directors to serve as directors for one-year terms, each until his or her successor is duly elected. The table below presents the results of the election:

Name	For	Against	Abstentions	Broker Non-Votes
Edward W. Barnholt	124,304,227	3,091,759	86,198	10,814,473
Robert M. Calderoni	115,295,047	12,101,035	86,102	10,814,473
John T. Dickson	127,173,240	223,300	85,644	10,814,473
Emiko Higashi	127,323,953	80,318	77,913	10,814,473
Kevin J. Kennedy	126,990,089	406,235	85,860	10,814,473
Gary B. Moore	127,289,509	105,005	87,670	10,814,473
Kiran M. Patel	127,287,189	116,928	78,067	10,814,473
Robert A. Rango	126,614,067	781,079	87,038	10,814,473
Richard P. Wallace	125,262,888	2,141,371	77,925	10,814,473
David C. Wang	126,391,567	1,012,929	77,688	10,814,473
Proposal Two. The stockholders ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2018. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
136,224,279	1,854,644	217,734	0
Proposal Three. The stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting. The table below presents the voting results on this proposal:

For	Against	Abstentions	Broker Non-Votes
118,841,457	8,518,948	121,779	10,814,473
Proposal Four. The stockholders approved, on a non-binding advisory basis, that a vote on the Company's named executive officer compensation be taken at every annual meeting. The table below presents the voting results on this proposal:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
111,193,715	60,707	16,148,325	79,437	10,814,473

Item 8.01	Other Events.
On November 1, 2017, the Company issued a press release announcing that the Company's Board of Directors has declared a cash dividend of $0.59 per share on the Company’s common stock. Such dividend shall be payable on December 1, 2017 to the Company’s stockholders of record as of the close of business on November 15, 2017. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibit is filed herewith:

Exhibit No.	Description

99.1	Text of press release furnished by KLA-Tencor Corporation dated November 1, 2017

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KLA-TENCOR CORPORATION

Date: November 1, 2017	By:	/s/ TERI A. LITTLE
	Name:	Teri A. Little
	Title:	Executive Vice President and Chief Legal Officer